SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): November 3, 2005

Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (I.R.S Employer Identification No.)
3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)
(714) 545-0100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition
     On November 3, 2005, Valeant Pharmaceuticals International (the “Company”) filed a Form 8-K furnishing its press release announcing results of operations for the third quarter of 2005 and financial condition as of September 30, 2005. A copy of the press release was attached as Exhibit 99.1 to the Form 8-K and incorporated therein by reference. The press release included Table 7, “Consolidated Balance Sheet and Other Data,” which contained typographical errors in the line items entitled “Operating activities” and “Financing activities.” The Company is filing this Form 8-K/A to correct those typographical errors and to provide certain supplemental sales information. A copy of the corrected table is attached as Exhibit 99.1 to this Form 8-K/A and the supplemental sales information is attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.
     The information in this Item 2.02, including the exhibits attached hereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to such information.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Description
99.1	Corrected Consolidated Balance Sheet and Other Data table from press release, dated November 3, 2005.
99.2	Supplemental Sales Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: November 8, 2005	By:	/s/ Bary G. Bailey
Bary G. Bailey
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
99.1	Corrected Consolidated Balance Sheet and Other Data table from press release, dated November 3, 2005.
99.2	Supplemental Sales Information.